__________________________________________





                           SERIES SUPPLEMENT 1995-A1

                            Dated August [__], 1995

                                      to

                         PASS THROUGH TRUST AGREEMENT

                         Dated as of February 1, 1993

                             In Each Case Between

                 NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS)
                            as Pass Through Trustee,

                                      and

                          FEDERAL EXPRESS CORPORATION


                                 $103,334,000

                          Federal Express Corporation
                          Pass Through Trust, 1995-A1

                          Federal Express Corporation
                        1995 Pass Through Certificates,
                                   Series A1




                  __________________________________________



                               TABLE OF CONTENTS



                                                                         Page


RECITALS.............................................................     1


                                   ARTICLE I

                              CERTAIN DEFINITIONS


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate Amount...................  4
         SECTION 2.02.  Declaration of Trust; Authorization..............  4
         SECTION 2.03.  Issuance of Pass Through Certificates............  5
         SECTION 2.04.  Purchase of Equipment Certificates...............  5
         SECTION 2.05.  Representations and Warranties of the Company....  5
         SECTION 2.06.  Conditions Precedent.............................  5


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

         SECTION 3.01.  Distribution Dates...............................  6
         SECTION 3.02.  Record Dates.....................................  6
         SECTION 3.03.  Certificate Account and Special Payments Account.  6
         SECTION 3.04.  Form of Pass Through Certificates................  6
         SECTION 3.05.  Appointment of Authenticating Agent; Paying
                        Agent and Registrar..............................  6



                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form..................  7
         SECTION 4.02.  Reports by the Company...........................  7
         SECTION 4.03.  Modification and Ratification of Pass Through
                          Agreement......................................  8
         SECTION 4.04.  Termination......................................  8

EXHIBIT A      Form of Pass Through Certificate

SCHEDULE I     Equipment Certificates; Related Indenture Documents

                           SERIES SUPPLEMENT 1995-A1


               SERIES SUPPLEMENT 1995-A1, dated August [__], 1995 (this "Series Supplement"), to the Pass Through Trust Agreement, dated as of February 1, 1993 (the "Pass Through Agreement"), in each case between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS) (formerly known as NationsBank of South Carolina, National Association), a national banking association organized under the laws of the United States of America, as Pass Through Trustee (the "Pass Through Trustee").


                                   RECITALS


               WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

               WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

               WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

               WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

               WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

               WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

               WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

               WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

               IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

               All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1995-A1, or the Federal Express Corporation 1995 Pass Through Certificates, Series A1, as the case may be, whether or not expressly so stated herein.

               "Authenticating Agent" has the meaning set forth in Section
3.05 hereof.

               "Certificate Account" means the Certificate Account specified in Section 3.03 hereof.

               "Certificateholders" means the Certificateholders of the Series of Pass Through Certificates designated in Section 2.01 hereof.

               "Cut-off Date" is inapplicable.

               "Delivery Date" means, for any Equipment Certificates, the Refunding Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

               "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

               "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

               "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

               "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

               "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

               "Paying Agent" means the Person specified as such in Section
3.05 hereof.

               "Record Date" means any Record Date specified in Section 3.02 hereof.

               "Registrar" means the Person specified as such in Section 3.05 hereof.

               "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

               "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

               "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.


               "Trust Property" means all money, instruments, including the Equipment Certificates that have been issued by the related Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

               "Underwriters" means the several Underwriters named in the Underwriting Agreement.

               "Underwriting Agreement" means the Underwriting Agreement dated August 16, 1995 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities, Inc.


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

                   SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1995-A1 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1995 Pass Through Certificates, Series A1 (herein sometimes called the "Series A1 Pass Through Certificates"). The Series A1 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

               Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series A1 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $103,334,000.

               SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its payment for and acceptance of any Series A1 Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

               The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

               SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A1 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

               SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with
Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

               SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

               SECTION 2.06. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections
2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

               SECTION 3.01. Distribution Dates. The Regular Distribution Dates are January 5 and July 5, commencing on January 5, 1996. The Special Distribution Date for any month in which a Special Payment is to be distributed will be the fifth day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Certificate pursuant to Section 6.02(a)(i) or 6.02(a)(v) of the related Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee. Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through Trustee of the notice of such prepayment.

               SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 21 and June 20, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

               SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

               SECTION 3.04.  Form of Pass Through Certificates.  Subject to
Section 2.07 of the Pass Through Agreement, each of the Series A1 Pass Through Certificates will be substantially in the form of Exhibit A hereto.

               SECTION 3.05. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

               (b) The Paying Agent, Registrar and Authenticating Agent for the Series A1 Pass Through Certificates initially shall be NationsBank of Georgia, National Association ("NationsBank of Georgia"), 600 Peachtree Street, N.E., Suite 900, Atlanta, Georgia 30308. The Company, the Pass Through Trustee and NationsBank of Georgia have entered into a Registrar, Authenticating and Paying Agency Agreement dated the date hereof which sets forth the rights, duties and obligations of the parties thereto with respect to the appointment of NationsBank of Georgia as Paying Agent, Registrar and Authenticating Agent for the Series A1 Pass Through Certificates.


                                  ARTICLE IV

                                 MISCELLANEOUS

               SECTION 4.01. Governing Law; Counterpart Form. AS PROVIDED IN SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A1 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

               This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.


               SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

               SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

               IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION



                                 By: _________________________________________
                                       Name: Robert D. Henning
                                       Title:Assistant Treasurer and Managing
                                             Director - Structured Finance




                                 NATIONSBANK, NATIONAL ASSOCIATION
                     (CAROLINAS),
                                 as Pass Through Trustee



                                 By: _________________________________________
                                       Name:
                                       Title:





                                                   Exhibit A to
                                                   Series Supplement




                       FORM OF PASS THROUGH CERTIFICATE


            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1995-A1

                   1995 Pass Through Certificate, Series A1

          Final Scheduled Regular Distribution Date: January 5, 2014

         evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Certificates.

Certificate No. _______

Applicable interest rate on Equipment Certificates held in Pass Through Trust, 1995-A1: 7.63%.

$___________ Fractional Undivided Interest representing __________ of the Pass Through Trust per $1,000 face amount.

               THIS CERTIFIES THAT ______________, for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1995-A1 (the "Pass Through Trust") created and declared by NationsBank, National Association (Carolinas), formerly known as NationsBank of South Carolina, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of February 1, 1993 (the "Pass Through Agreement"), as supplemented by Series Supplement 1995-A1 thereto dated August __, 1995 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a
Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement. This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1995 Pass Through Certificates, Series A1." This Pass Through Certificate is issued under and is subject to the terms, provisions and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Certificates (the "Equipment Certificates"). Each series of Equipment Certificates is secured by a security interest in an aircraft leased to or owned by the Company. The Pass Through Certificates represent fractional undivided interests in the Pass Through Trust and the Trust Property, and have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other Series of Pass Through Certificates issued pursuant thereto.

               Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each January 5 and July 5 (a "Regular Distribution Date"), commencing on January 5, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution
Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

               If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be the fifth day of the month determined as provided in the Pass Through Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

               Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

               NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER COLLECTIVELY REFERRED TO AS AN "ERISA PLAN"), MAY ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES. THE PURCHASE BY ANY PERSON OF ANY PASS THROUGH CERTIFICATE CONSTITUTES A REPRESENTATION BY SUCH PERSON TO FEDERAL EXPRESS CORPORATION, THE RELATED OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE RELATED INDENTURE TRUSTEES AND THE PASS THROUGH TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED, SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA PLAN.

               This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.



               IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                             FEDERAL EXPRESS CORPORATION
                             PASS THROUGH TRUST, 1995-A1


                             By: NATIONSBANK, NATIONAL ASSOCIATION
                                 (CAROLINAS)
                                 as Pass Through Trustee



                             By: _______________________________
                                 Authorized Signatory

      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                                     Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                           NATIONSBANK OF GEORGIA,
                           NATIONAL ASSOCIATION
                           as Registrar, Paying Agent
                           and Authenticating Agent


                           By: _______________________
                               Authorized Signatory

                    [Reverse of Pass Through Certificate].


         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement. In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment, purchase or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                          Pass Through Trust, 1995-A1

                           Scheduled Principal
                               Payments on
       Regular               Equipment Trust
  Distribution Dates          Certificates              Pool Factor
----------------------    ---------------------    ---------------------
January 5, 1996                    $          0                1.0000000
July 5, 1996                          1,109,050                0.9892673
January 5, 1997                       1,240,454                0.9772630
July 5, 1997                          1,201,660                0.9656341
January 5, 1998                       1,335,101                0.9527139
July 5, 1998                          1,293,350                0.9401977
January 5, 1999                       1,437,284                0.9262885
July 5, 1999                          1,392,030                0.9128174
January 5, 2000                       7,059,211                0.8445029
July 5, 2000                                  0                0.8445029
January 5, 2001                       3,725,626                0.8084487
July 5, 2001                                  0                0.8084487
January 5, 2002                       6,013,300                0.7502558
July 5, 2002                             50,770                0.7497645
January 5, 2003                       2,457,289                0.7259844
July 5, 2003                                  0                0.7259844
January 5, 2004                       3,870,331                0.6885299
July 5, 2004                                  0                0.6885299
January 5, 2005                       2,976,916                0.6597212
July 5, 2005                                  0                0.6597212
January 5, 2006                       4,411,107                0.6170333
July 5, 2006                                  0                0.6170333
January 5, 2007                       6,864,418                0.5506039
July 5, 2007                                  0                0.5506039
January 5, 2008                       5,364,067                0.4986939
July 5, 2008                                  0                0.4986939
January 5, 2009                       7,220,880                0.4288149
July 5, 2009                                  0                0.4288149
January 5, 2010                       9,207,660                0.3397091
July 5, 2010                                  0                0.3397091
January 5, 2011                      10,592,503                0.2372016
July 5, 2011                                  0                0.2372016
January 5, 2012                      11,432,768                0.1265627
July 5, 2012                                  0                0.1265627
January 5, 2013                      11,024,870                0.0198710
July 5, 2013                                  0                0.0198710
January 5, 2014                       2,053,355                0.0000000


         The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                       Schedule I to
                                       Series Supplement


                          Federal Express Corporation
                          Pass Through Trust, 1995-A1

                            Equipment Certificates;
                          Related Indenture Documents



1. Equipment Trust Certificates (Federal Express Corporation Trust No. N658FE)

   Interest Rate:    7.63%
   Maturity:         January 5, 2013
   Principal Amount: $48,360,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee, and NationsBank of Georgia, National Association, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, among Federal Express Corporation, as Lessee, AmSouth Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, NationsBank, National Association (Carolinas), as Pass Through Trustee and The Chase Manhattan Bank (National Association), Bank of America NT & SA, CIBC Inc. and The First National Bank of Chicago, as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between AmSouth Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

2. Equipment Trust Certificates (Federal Express Corporation Trust No. N659FE)

   Interest Rate:    7.63%
   Maturity:         January 5, 2014
   Principal Amount: $54,974,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N659FE) dated as of July 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee, and NationsBank of Georgia, National Association, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N659FE) dated as of June 1, 1995, amended and restated as of August 1, 1995, among Federal Express Corporation, as Lessee, Shawmut Bank, National Association, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, NationsBank, National Association (Carolinas), as Pass Through Trustee and The Chase Manhattan Bank (National Association), Bank of America NT & SA, CIBC Inc. and The First National Bank of Chicago, as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N659FE) dated as of June 1, 1995, amended and restated as of August 1, 1995, between Shawmut Bank, National Association, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N659FE) dated as of July 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.




                  __________________________________________





                           SERIES SUPPLEMENT 1995-A2

                            Dated August [__], 1995

                                      to

                         PASS THROUGH TRUST AGREEMENT

                         Dated as of February 1, 1993

                             In Each Case Between

                 NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS)
                            as Pass Through Trustee,

                                      and

                          FEDERAL EXPRESS CORPORATION


                                  $19,482,000

                          Federal Express Corporation
                          Pass Through Trust, 1995-A2

                          Federal Express Corporation
                        1995 Pass Through Certificates,
                                   Series A2




                  __________________________________________



                               TABLE OF CONTENTS



                                                                          Page


RECITALS.............................................................     1


                                   ARTICLE I

                              CERTAIN DEFINITIONS


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

   SECTION 2.01.  Designations; Aggregate Amount...........................  4
   SECTION 2.02.  Declaration of Trust; Authorization......................  4
   SECTION 2.03.  Issuance of Pass Through Certificates....................  5
   SECTION 2.04.  Purchase of Equipment Certificates.......................  5
   SECTION 2.05.  Representations and Warranties of the Company............  5
   SECTION 2.06.  Conditions Precedent.....................................  5


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

   SECTION 3.01.  Distribution Dates.......................................  6
   SECTION 3.02.  Record Dates.............................................  6
   SECTION 3.03.  Certificate Account and Special Payments Account.........  6
   SECTION 3.04.  Form of Pass Through Certificates........................  6
   SECTION 3.05.  Appointment of Authenticating Agent; Paying
                     Agent and Registrar...................................  6



                                  ARTICLE IV

                                 MISCELLANEOUS

   SECTION 4.01.  Governing Law; Counterpart Form..........................  7
   SECTION 4.02.  Reports by the Company...................................  7
   SECTION 4.03.  Modification and Ratification of Pass Through
                    Agreement..............................................  8
   SECTION 4.04.  Termination..............................................  8

EXHIBIT A      Form of Pass Through Certificate

SCHEDULE I     Equipment Certificates; Related Indenture Documents

                           SERIES SUPPLEMENT 1995-A2


         SERIES SUPPLEMENT 1995-A2, dated August [__], 1995 (this "Series Supplement"), to the Pass Through Trust Agreement, dated as of February 1, 1993 (the "Pass Through Agreement"), in each case between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS) (formerly known as NationsBank of South Carolina, National Association), a national banking association organized under the laws of the United States of America, as Pass Through Trustee (the "Pass Through Trustee").


                                   RECITALS


         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1995-A2, or the Federal Express Corporation 1995 Pass Through Certificates, Series A2, as the case may be, whether or not expressly so stated herein.

         "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Series of Pass Through Certificates designated in Section 2.01 hereof.

         "Cut-off Date" is inapplicable.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.05 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.05 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.


         "Trust Property" means all money, instruments, including the Equipment Certificates that have been issued by the related Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement dated August 16, 1995 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities, Inc.


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1995-A2 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1995 Pass Through Certificates, Series A2 (herein sometimes called the "Series A2 Pass Through Certificates"). The Series A2 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series A2 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $19,482,000.

         SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its payment for and acceptance of any Series A2 Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A2 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A2 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         SECTION 2.06. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A2 Pass Through Certificates.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

         SECTION 3.01. Distribution Dates. The Regular Distribution Dates are January 5 and July 5, commencing on January 5, 1996. The Special Distribution Date for any month in which a Special Payment is to be distributed will be the fifth day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Certificate pursuant to Section 6.02(a)(i) or 6.02(a)(v) of the related Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee. Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through Trustee of the notice of such prepayment.

         SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 21 and June 20, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the Series A2 Pass Through Certificates will be substantially in the form of Exhibit A hereto.

         SECTION 3.05. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the Series A2 Pass Through Certificates initially shall be NationsBank of Georgia, National Association ("NationsBank of Georgia"), 600 Peachtree Street, N.E., Suite 900, Atlanta, Georgia 30308. The Company, the Pass Through Trustee and NationsBank of Georgia have entered into a Registrar, Authenticating and Paying Agency Agreement dated the date hereof which sets forth the rights, duties and obligations of the parties thereto with respect to the appointment of NationsBank of Georgia as Paying Agent, Registrar and Authenticating Agent for the Series A2 Pass Through Certificates.


                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A2 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.


         SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                           FEDERAL EXPRESS CORPORATION



                           By: _________________________________________
                                 Name: Robert D. Henning
                                 Title:Assistant Treasurer and Managing
                                       Director - Structured Finance




                           NATIONSBANK, NATIONAL ASSOCIATION
         (CAROLINAS),
                           as Pass Through Trustee



                           By: _________________________________________
                                 Name:
                                 Title:





                                             Exhibit A to
                                             Series Supplement




                       FORM OF PASS THROUGH CERTIFICATE


            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1995-A2

                   1995 Pass Through Certificate, Series A2

          Final Scheduled Regular Distribution Date: January 5, 2016

   evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Certificates.

Certificate No. _______

Applicable interest rate on Equipment Certificates held in Pass Through Trust, 1995-A2: 8.06%.

$___________ Fractional Undivided Interest representing __________ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT ______________, for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1995-A2 (the "Pass Through Trust") created and declared by NationsBank, National Association (Carolinas), formerly known as NationsBank of South Carolina, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of February 1, 1993 (the "Pass Through Agreement"), as supplemented by Series Supplement 1995-A2 thereto dated August __, 1995 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement. This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1995 Pass Through Certificates, Series A2." This Pass Through Certificate is issued under and is subject to the terms, provisions and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Certificates (the "Equipment Certificates"). Each series of Equipment Certificates is secured by a security interest in an aircraft leased to or owned by the Company. The Pass Through Certificates represent fractional undivided interests in the Pass Through Trust and the Trust Property, and have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other Series of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each January 5 and July 5 (a "Regular Distribution Date"), commencing on January 5, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular
Distribution Date, an amount in respect of the Scheduled
Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be the fifth day of the month determined as provided in the Pass Through Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

         Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

         NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER COLLECTIVELY REFERRED TO AS AN "ERISA PLAN"), MAY ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES. THE PURCHASE BY ANY PERSON OF ANY PASS THROUGH CERTIFICATE CONSTITUTES A REPRESENTATION BY SUCH PERSON TO FEDERAL EXPRESS CORPORATION, THE RELATED OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE RELATED INDENTURE TRUSTEES AND THE PASS THROUGH TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED, SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA PLAN.

         This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.



         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                       FEDERAL EXPRESS CORPORATION
                       PASS THROUGH TRUST, 1995-A2


                       By: NATIONSBANK, NATIONAL ASSOCIATION
                           (CAROLINAS)
                           as Pass Through Trustee



                       By: _______________________________
                           Authorized Signatory

      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                                     Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                           NATIONSBANK OF GEORGIA,
                           NATIONAL ASSOCIATION
                           as Registrar, Paying Agent
                           and Authenticating Agent


                           By: _______________________
                               Authorized Signatory

                    [Reverse of Pass Through Certificate].


         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement. In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment, purchase or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                          Pass Through Trust, 1995-A2

                              Scheduled Principal
                                  Payments on
         Regular                Equipment Trust
    Distribution Dates           Certificates          Pool Factor
-------------------------    ---------------------    -------------
July 5, 2014                    $          0            1.0000000
January 5, 2015                   12,683,540            0.3489611
July 5, 2015                               0            0.3489611
January 5, 2016                    6,798,460            0.0000000


         The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                       Schedule I to
                                       Series Supplement


                          Federal Express Corporation
                          Pass Through Trust, 1995-A2

                            Equipment Certificates;
                          Related Indenture Documents



1. Equipment Trust Certificates (Federal Express Corporation Trust No. N658FE)

   Interest Rate:    8.06%
   Maturity:         January 5, 2016
   Principal Amount: $13,166,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee, and NationsBank of Georgia, National Association, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, among Federal Express Corporation, as Lessee, AmSouth Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, NationsBank, National Association (Carolinas), as Pass Through Trustee and The Chase Manhattan Bank (National Association), Bank of America NT & SA, CIBC Inc. and The First National Bank of Chicago, as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between AmSouth Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N658FE) dated as of May 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

2. Equipment Trust Certificates (Federal Express Corporation Trust No. N659FE)

   Interest Rate:    8.06%
   Maturity:         January 5, 2015
   Principal Amount: $6,316,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N659FE) dated as of July 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee, and NationsBank of Georgia, National Association, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N659FE) dated as of June 1, 1995, amended and restated as of August 1, 1995, among Federal Express Corporation, as Lessee, Shawmut Bank, National Association, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, NationsBank, National Association (Carolinas), as Pass Through Trustee and The Chase Manhattan Bank (National Association), Bank of America NT & SA, CIBC Inc. and The First National Bank of Chicago, as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N659FE) dated as of June 1, 1995, amended and restated as of August 1, 1995, between Shawmut Bank, National Association, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N659FE) dated as of July 1, 1995, amended and restated as of August 1, 1995, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.